                                                               Exhibit (23)(b)



INDEPENDENT AUDITORS' CONSENT


          We consent to the incorporation by reference in this Registration Statement of PacifiCorp on Form S-8 of our report dated April 13, 1994, appearing in the Annual Report on Form 11-K of the Utah Power & Light Company Employee Savings and Stock Purchase Plan of PacifiCorp for the year ended December 31, 1993, as filed with Form 10-K/A, Amendment No. 1.





DELOITTE & TOUCHE LLP

Salt Lake City, Utah
April 4, 1995